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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                          DATE OF REPORT: JUNE 4, 2003


                               AMBIENT CORPORATION
             (Exact name of registrant as specified in its charter)


DELAWARE                            0-23723                  98-0166007
(State or Other Jurisdiction        Commission File          IRS Employer
of Incorporation)                   Number)                  Identification No.)


               1033 BEACON STREET, BROOKLINE, MASSACHUSETTS 02446
                    (Address of Principal Executive Offices)


                                  617-735-9395
              (Registrant's Telephone Number, including Area Code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURES

     Ambient Corporation (hereinafter, "Ambient" or the "Company") announced that it completed a private placement of units of its common stock, par value $0.001 per share (the "Common Stock"), and Common Stock warrants, for gross proceeds of $600,000. Management believes that the amount raised will enable the Company to meet its current obligations and to maintain its operations through the third quarter of 2003, as well as continue its efforts toward commercialization of its proposed powerline communication solution.

     This funding is part of Ambient's ongoing current efforts to raise additional capital to further the commercialization of its proposed powerline communication solution; however, the Company presently has no commitment for such amounts and no assurance can be provided that it will be able to raise these amounts on commercially acceptable terms.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2003                                   AMBIENT CORPORATION

                                                     By: /s/ John Joyce,
                                                     -----------------------
                                                     John Joyce,
                                                     Chief Executive Officer


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